Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the quarterly report of MDC Partners Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Sabatino, Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of August 7, 2007

By:	/s/ MICHAEL SABATINO
Michael Sabatino
Title: Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer